Exhibit 21
SUBSIDIARIES OF TOLL BROTHERS, INC.
As of October 31, 2025

A.Corporations

1.Dominion III Corp., a Delaware corporation.
2.ESE Consultants, Inc., a Delaware corporation.
3.ESE Consultants, Inc., a Texas corporation.
4.ESE of North Carolina, PC, a North Carolina professional corporation.
5.First Brandywine Investment Corp. IV, a Delaware corporation.
6.First Huntingdon Finance Corp., a Delaware corporation.
7.GCAM Holding Co., Inc., a Delaware corporation.
8.Hampton Pointe Club, Inc., a South Carolina non-profit corporation.
9.HQZ Acquisitions, Inc., a Michigan corporation.
10.Jupiter Country Club, Inc., a Florida non-profit corporation.
11.Philmont Insurance Company, a Vermont corporation.
12.PRD Investors, Inc., a Delaware corporation.
13.Shapell Homes, Inc., a Delaware corporation.
14.Shapell Industries, Inc., a Delaware corporation.
15.TB Proprietary Corp., a Delaware corporation.
16.The Silverman Building Companies, Inc., a Michigan corporation.
17.TIS Logistics, Inc., a Pennsylvania corporation.
18.Toll Apartments LP Company, Inc., a Delaware corporation.
19.Toll Architecture, Inc., a Delaware corporation.
20.Toll Architecture I, P.A., a Delaware professional corporation.
21.Toll Bros. of Arizona, Inc., an Arizona corporation.
22.Toll Bros. of North Carolina, Inc., a North Carolina corporation.
23.Toll Bros. of North Carolina II, Inc., a North Carolina corporation.
24.Toll Bros., Inc., a Pennsylvania corporation.
25.Toll Bros., Inc., a Texas corporation.
26.Toll Brothers AZ Construction Company, an Arizona corporation.
27.Toll Brothers Canada USA, Inc., a Delaware corporation.
28.Toll Brothers Finance Corp., a Delaware corporation.
29.Toll Brothers International Holdings, Inc., a Delaware corporation.
30.Toll Brothers Mortgage Company, a Delaware corporation.
31.Toll Brothers Real Estate, Inc., a Pennsylvania corporation.
32.Toll Brothers Smart Home Technologies, Inc., a New Jersey corporation.
33.Toll CA Holdings, Inc., a Delaware corporation.
34.Toll Corp., a Delaware corporation.
35.Toll DC GP Corp., a District of Columbia corporation.
36.Toll Golden Corp., a Delaware corporation.
37.Toll Holdings, Inc., a Delaware corporation.
38.Toll Land Corp. No. 6, a Pennsylvania corporation.
39.Toll Mid-Atlantic V Corp., a Delaware corporation.
40.Toll Mid-Atlantic Building Inc., a Delaware corporation.
41.Toll Mid-Atlantic LP Company, Inc., a Delaware corporation.
42.Toll MI VII Corp., a Michigan corporation.
43.Toll NJX-I Corp., a Delaware corporation.
44.Toll Northeast V Corp., a Delaware corporation.
45.Toll Northeast Building Inc., a Delaware corporation.
46.Toll Northeast LP Company, Inc., a Delaware corporation.
47.Toll Northeast Services, Inc., a Delaware corporation.

48.Toll NV GP Corp., a Nevada corporation.
49.Toll Realty Holdings Corp. I, a Delaware corporation.
50.Toll Realty Holdings Corp. II, a Delaware corporation.
51.Toll Rental Holdings, Inc., a Delaware corporation.
52.Toll Southeast Inc., a Delaware corporation.
53.Toll Southeast LP Company, Inc., a Delaware corporation.
54.Toll SW Holding I Corp., a Nevada corporation.
55.Toll VA GP Corp., a Delaware corporation.
56.Toll West Inc., a Delaware corporation.
57.Toll WV GP Corp., a West Virginia corporation.
58.Upper K Investors, Inc., a Delaware corporation.
59.Valeria Sewerage Works Corporation, a New York corporation.
60.Westminster Abstract Company, a Pennsylvania corporation.
61.Westminster Insurance Agency, Inc., a Pennsylvania corporation.
62.Westminster Title Company, Inc., a California corporation.

B.Partnerships

1.Ashford Land Company, L.P., a Delaware limited partnership.
2.Audubon Ridge, L.P., a Pennsylvania limited partnership.
3.Belmont Land, L.P., a Virginia limited partnership.
4.Binks Estates Limited Partnership, a Florida limited partnership.
5.Broad Run Associates, L.P., a Pennsylvania limited partnership.
6.Broad Washington, L.P., a Delaware limited partnership.
7.Byers Commercial LP, a Pennsylvania limited partnership.
8.CC Estates Limited Partnership, a Massachusetts limited partnership.
9.Cold Spring Hunt, L.P., a Pennsylvania limited partnership.
10.Coleman-Toll Limited Partnership, a Nevada limited partnership.
11.Dominion Country Club, L.P., a Virginia limited partnership.
12.Estates at Princeton Junction, L.P., a New Jersey limited partnership.
13.Fairfax Investment, L.P., a Virginia limited partnership.
14.First Brandywine Partners, L.P., a Delaware partnership.
15.Gibraltar Road LP, a Pennsylvania limited partnership.
16.Greens at Waynesborough, L.P., a Pennsylvania limited partnership.
17.Hoboken Land LP, a New Jersey limited partnership.
18.Hockessin Chase, L.P., a Delaware limited partnership.
19.Laurel Creek, L.P., a New Jersey limited partnership.
20.Loudoun Valley Associates, L.P., a Virginia limited partnership.
21.NC Country Club Estates Limited Partnership, a North Carolina limited partnership.
22.Plymouth Apartments Management LP, a Pennsylvania limited partnership.
23.Sorrento at Dublin Ranch I LP, a California limited partnership.
24.Sorrento at Dublin Ranch III LP, a California limited partnership.
25.South Riding, L.P., a Virginia limited partnership.
26.Southport Landing Limited Partnership, a Connecticut limited partnership.
27.Springton Pointe, L.P., a Pennsylvania limited partnership.
28.Stone Mill Estates, L.P. a Pennsylvania limited partnership.
29.Swedesford Chase, L.P., a Pennsylvania limited partnership.
30.TBI/Palm Beach Limited Partnership, a Florida limited partnership.
31.The Bird Estate Limited Partnership, a Massachusetts limited partnership.
32.Toll Apartments, LP, a Delaware limited partnership.
33.Toll at Brier Creek Limited Partnership, a North Carolina limited partnership.
34.Toll at Westlake, L.P., a New Jersey limited partnership.
35.Toll at Whippoorwill, L.P., a New York limited partnership.

36.Toll Brooklyn L.P., a New York limited partnership.
37.Toll Brooklyn Pier GP L.P., a New York limited partnership.
38.Toll Brooklyn Pier L.P., a New York limited partnership.
39.Toll Brothers AZ Limited Partnership, an Arizona limited partnership.
40.Toll CA, L.P., a California limited partnership.
41.Toll CA II, L.P., a California limited partnership.
42.Toll CA III, L.P., a California limited partnership.
43.Toll CA IV, L.P., a California limited partnership.
44.Toll CA V, L.P., a California limited partnership.
45.Toll CA VI, L.P., a California limited partnership.
46.Toll CA VII, L.P., a California limited partnership.
47.Toll CA VIII, L.P., a California limited partnership.
48.Toll CA IX, L.P., a California limited partnership.
49.Toll CA X, L.P., a California limited partnership.
50.Toll CA XI, L.P., a California limited partnership.
51.Toll CA XII, L.P., a California limited partnership.
52.Toll CA XIX, L.P., a California limited partnership.
53.Toll CA XX, L.P., a California limited partnership.
54.Toll CO, L.P., a Colorado limited partnership.
55.Toll CO II, L.P., a Colorado limited partnership.
56.Toll CO III, L.P., a Colorado limited partnership.
57.Toll CP Limited Partnership, a Maryland limited partnership.
58.Toll CT Limited Partnership, a Connecticut limited partnership.
59.Toll CT II Limited Partnership, a Connecticut limited partnership.
60.Toll CT III Limited Partnership, a Connecticut limited partnership.
61.Toll CT IV Limited Partnership, a Connecticut limited partnership.
62.Toll DE LP, a Delaware limited partnership.
63.Toll DE II LP, a Delaware limited partnership.
64.Toll District 7 LP, a California limited partnership.
65.Toll Dolington LP, a Pennsylvania limited partnership.
66.Toll Estero Limited Partnership, a Florida limited partnership.
67.Toll FL Limited Partnership, a Florida limited partnership.
68.Toll FL II Limited Partnership, a Florida limited partnership.
69.Toll FL III Limited Partnership, a Florida limited partnership.
70.Toll FL IV Limited Partnership, a Florida limited partnership.
71.Toll FL V Limited Partnership, a Florida limited partnership.
72.Toll FL VI Limited Partnership, a Florida limited partnership.
73.Toll FL VII Limited Partnership, a Florida limited partnership.
74.Toll FL VIII Limited Partnership, a Florida limited partnership.
75.Toll FL X Limited Partnership, a Florida limited partnership.
76.Toll FL XI Limited Partnership, a Florida limited partnership.
77.Toll FL XII Limited Partnership, a Florida limited partnership.
78.Toll FL XIII Limited Partnership, a Florida limited partnership.
79.Toll French Creek LP, a Pennsylvania limited partnership.
80.Toll GA LP, a Georgia limited partnership.
81.Toll Gibraltar LP, a Pennsylvania limited partnership.
82.Toll Grove LP, a New Jersey limited partnership.
83.Toll Hudson LP, a New Jersey limited partnership.
84.Toll IL HWCC, L.P., an Illinois limited partnership.
85.Toll IL, L.P., an Illinois limited partnership.
86.Toll IL II, L.P., an Illinois limited partnership.
87.Toll IL III, L.P., an Illinois limited partnership.
88.Toll IL IV, L.P., an Illinois limited partnership.

89.Toll IL WSB, L.P., an Illinois limited partnership.
90.Toll Jacksonville Limited Partnership, a Florida limited partnership.
91.Toll Land IV Limited Partnership, a New Jersey limited partnership.
92.Toll Land V Limited Partnership, a New York limited partnership.
93.Toll Land VI Limited Partnership, a New York limited partnership.
94.Toll Land X Limited Partnership, a Virginia limited partnership.
95.Toll Land XI Limited Partnership, a New Jersey limited partnership.
96.Toll Land XV Limited Partnership, a Virginia limited partnership.
97.Toll Land XVI Limited Partnership, a New Jersey limited partnership.
98.Toll Land XVIII Limited Partnership, a Connecticut limited partnership.
99.Toll Land XIX Limited Partnership, a California limited partnership.
100.Toll Land XX Limited Partnership, a California limited partnership.
101.Toll Land XXII Limited Partnership, a California limited partnership.
102.Toll Land XXIII Limited Partnership, a California limited partnership.
103.Toll Land XXV Limited Partnership, a New Jersey limited partnership.
104.Toll MA Land Limited Partnership, a Massachusetts limited partnership.
105.Toll MA Land III Limited Partnership, a Massachusetts limited partnership.
106.Toll MD AF Limited Partnership, a Maryland limited partnership.
107.Toll MD Limited Partnership, a Maryland limited partnership.
108.Toll MD II Limited Partnership, a Maryland limited partnership.
109.Toll MD III Limited Partnership, a Maryland limited partnership.
110.Toll MD IV Limited Partnership, a Maryland limited partnership.
111.Toll MD V Limited Partnership, a Maryland limited partnership.
112.Toll MD VI Limited Partnership, a Maryland limited partnership.
113.Toll MD VII Limited Partnership, a Maryland limited partnership.
114.Toll MD VIII Limited Partnership, a Maryland limited partnership.
115.Toll MD X Limited Partnership, a Maryland limited partnership.
116.Toll MD XI Limited Partnership, a Maryland limited partnership.
117.Toll MI Limited Partnership, a Michigan limited partnership.
118.Toll MI II Limited Partnership, a Michigan limited partnership.
119.Toll MI III Limited Partnership, a Michigan limited partnership.
120.Toll MI IV Limited Partnership, a Michigan limited partnership.
121.Toll MI V Limited Partnership, a Michigan limited partnership.
122.Toll MI VI Limited Partnership, a Michigan limited partnership.
123.Toll MN, L.P., a Minnesota limited partnership.
124.Toll MN II, L.P., a Minnesota limited partnership.
125.Toll Naval Associates, a Pennsylvania general partnership.
126.Toll NC, L.P., a North Carolina limited partnership.
127.Toll NC II LP, a North Carolina limited partnership.
128.Toll NC III LP, a North Carolina limited partnership.
129.Toll NJ, L.P., a New Jersey limited partnership.
130.Toll NJ II, L.P., a New Jersey limited partnership.
131.Toll NJ III, L.P., a New Jersey limited partnership.
132.Toll NJ IV, L.P., a New Jersey limited partnership.
133.Toll NJ VI, L.P., a New Jersey limited partnership.
134.Toll NJ VII, L.P., a New Jersey limited partnership.
135.Toll NJ VIII, L.P., a New Jersey limited partnership.
136.Toll NJ IX, L.P., a New Jersey limited partnership.
137.Toll NJ XI, L.P., a New Jersey limited partnership.
138.Toll NJ XII LP, a New Jersey limited partnership.
139.Toll NV Limited Partnership, a Nevada limited partnership.
140.Toll NY L.P., a New York limited partnership.
141.Toll NY III L.P., a New York limited partnership.

142.Toll NY IV L.P., a New York limited partnership.
143.Toll NY V L.P., a New York limited partnership.
144.Toll Orlando Limited Partnership, a Florida limited partnership.
145.Toll PA, L.P., a Pennsylvania limited partnership.
146.Toll PA II, L.P., a Pennsylvania limited partnership.
147.Toll PA III, L.P., a Pennsylvania limited partnership.
148.Toll PA IV, L.P., a Pennsylvania limited partnership.
149.Toll PA V, L.P., a Pennsylvania limited partnership.
150.Toll PA VI, L.P., a Pennsylvania limited partnership.
151.Toll PA VIII, L.P., a Pennsylvania limited partnership.
152.Toll PA IX, L.P., a Pennsylvania limited partnership.
153.Toll PA X, L.P., a Pennsylvania limited partnership.
154.Toll PA XI, L.P., a Pennsylvania limited partnership.
155.Toll PA XII, L.P., a Pennsylvania limited partnership.
156.Toll PA XIII, L.P., a Pennsylvania limited partnership.
157.Toll PA XIV, L.P., a Pennsylvania limited partnership.
158.Toll PA XV, L.P., a Pennsylvania limited partnership.
159.Toll PA XVI, L.P., a Pennsylvania limited partnership.
160.Toll PA XVII, L.P., a Pennsylvania limited partnership.
161.Toll PA XVIII, L.P., a Pennsylvania limited partnership.
162.Toll PA XIX, L.P., a Pennsylvania limited partnership.
163.Toll PA Development LP, a Pennsylvania limited partnership.
164.Toll PA Management LP, a Pennsylvania limited partnership.
165.Toll Plaza, LP, a Pennsylvania limited partnership.
166.Toll Realty Holdings LP, a Delaware limited partnership.
167.Toll RI, L.P., a Rhode Island limited partnership.
168.Toll RI II, L.P., a Rhode Island limited partnership.
169.Toll SC, L.P., a South Carolina limited partnership.
170.Toll SC II, L.P., a South Carolina limited partnership.
171.Toll SC III, L.P., a South Carolina limited partnership.
172.Toll SC IV, L.P., a South Carolina limited partnership.
173.Toll Stonebrae LP, a California limited partnership.
174.Toll VA, L.P., a Virginia limited partnership.
175.Toll VA II, L.P., a Virginia limited partnership.
176.Toll VA III, L.P., a Virginia limited partnership.
177.Toll VA IV, L.P., a Virginia limited partnership.
178.Toll VA V, L.P., a Virginia limited partnership.
179.Toll VA VI, L.P., a Virginia limited partnership.
180.Toll VA VII, L.P., a Virginia limited partnership.
181.Toll VA VIII, L.P., a Virginia limited partnership.
182.Toll WV, L.P., a West Virginia limited partnership.
183.Toll YL II, L.P., a California limited partnership.
184.Toll Washington Square LP, a Delaware limited partnership.
185.Toll-Dublin, L.P., a California limited partnership.
186.Dolington Land LP, a Pennsylvania limited partnership (66.6% owned by Toll Dolington LP)
C.Joint Venture (Wholly-Owned)
1.    Porter Ranch Development Co., a California joint venture.

D.Limited Liability Companies

1. 31 E. Thomas Road LLC, an Arizona limited liability company.

2. 55 West 17th Street Partners LLC, a New York limited liability company.
3. 89 Park Avenue LLC, a New York limited liability company.
4. 100 Barrow Street LLC, a New York limited liability company.
5. 100 Barrow Street Member LLC, a New York limited liability company.
6. 122-130 East 23rd Street Owner LLC, a New York limited liability company.
7. 122-130 East 23rd Street Owner Member LLC, a New York limited liability company.
8. 126-142 Morgan Street Urban Renewal LLC, a New Jersey limited liability company.
9. 352 Marin LLC, a New Jersey limited liability company.
10. 353-357 Broadway LLC, a New York limited liability company.
11. 353-357 Broadway Member LLC, a Delaware limited liability company.
12. 353-357 Broadway Owner LLC, a New York limited liability company.
13. 353-357 Broadway Owner Member LLC, a New York limited liability company.
14. 700 Colorado Avenue LLC, a Delaware limited liability company.
15. 700 Grove Street Urban Renewal, LLC, a New Jersey limited liability company.
16. 777 Summer Bank Building LLC, a Connecticut limited liability company.
17. 1400 Hudson LLC, a New Jersey limited liability company.
18. 1450 Washington LLC, a New Jersey limited liability company.
19. 1451 Hudson LLC, a New Jersey limited liability company.
20. 1500 Garden St. LLC, a New Jersey limited liability company.
21.Approvals Management LLC, a Delaware limited liability company.
22.Approvals Management Member LLC, a Delaware limited liability company.
23.Arbor Hills Development LLC, a Michigan limited liability company.
24.Arbors Porter Ranch, LLC, a California limited liability company.
25.Baseball Apartments NewCo LLC, a Delaware limited liability company.
26.Baseball Development NewCo LLC, a Delaware limited liability company.
27.Baseball GP Apartments NewCo LLC, a Delaware limited liability company.
28.Baseball GP Development NewCo LLC, a Delaware limited liability company.
29.Belmont Country Club I LLC, a Virginia limited liability company.
30.Belmont Country Club II LLC, a Virginia limited liability company.
31.Block 255 LLC, a New Jersey limited liability company.
32.Block 268 LLC, a New Jersey limited liability company.
33.Brier Creek Country Club I LLC, a North Carolina limited liability company.
34.Brier Creek Country Club II LLC, a North Carolina limited liability company.
35.Broad Washington GP, LLC, a Delaware limited liability company.
36.Byers Commercial LLC, a Delaware limited liability company.
37.Component Systems I LLC, a Delaware limited liability company.
38.Component Systems II LLC, a Delaware limited liability company.
39.Corporate Drive Apartments LLC, a New York limited liability company.
40.CWG Construction Company LLC, a New Jersey limited liability company.
41.CWG Management LLC, a New Jersey limited liability company.
42.Dominion Valley Country Club I LLC, a Virginia limited liability company.
43.Dominion Valley Country Club II LLC, a Virginia limited liability company.
44.East Windsor Investments I LLC, a New Jersey limited liability company.
45.East Windsor Investments II LLC, a New Jersey limited liability company.
46.Enclave at Long Valley I LLC, a New Jersey limited liability company.
47.Enclave at Long Valley II LLC, a New Jersey limited liability company.
48.First Avenue Sutton Member LLC, a Delaware limited liability company.
49.French Creek Acquisition GP, LLC, a Delaware limited liability company.
50.Frenchman’s Reserve Realty, LLC, a Florida limited liability company.
51.GCAM REO LLC, a Delaware limited liability company.
52.Gibraltar AB Investments LLC, a Delaware limited liability company.
53.Gibraltar Asset Management Services LLC, a Delaware limited liability company.
54.Gibraltar BBI Investments LLC, a Delaware limited liability company.

55.Gibraltar BMI LLC, a Delaware limited liability company.
56.Gibraltar Capital and Asset Management LLC, a Delaware limited liability company.
57.Gibraltar Real Estate Capital LLC, a Delaware limited liability company.
58.Golden Triangle Financial LLC, a Delaware limited liability company.
59.Goshen Road Land Company LLC, a Pennsylvania limited liability company.
60.Riverton Pointe Country Club LLC, a South Carolina limited liability company.
61.Harlow on 10th, LLC, a New York limited liability company.
62.Hasentree Country Club I LLC, a North Carolina limited liability company.
63.Hasentree Country Club II LLC, a North Carolina limited liability company.
64.Hatboro Road Associates LLC, a Pennsylvania limited liability company.
65.HBNE Real Estate Investments I LLC, a Delaware limited liability company.
66.HBNE Real Estate Investments II LLC, a Delaware limited liability company.
67.HBSE Real Estate Investments I LLC, a Delaware limited liability company.
68.HBSE Real Estate Investments II LLC, a Delaware limited liability company.
69.HBWC Real Estate Investments I LLC, a Delaware limited liability company.
70.HBWC Real Estate Investments II LLC, a Delaware limited liability company.
71.Heritage Manor Development, LLC, a Massachusetts limited liability company.
72.Hoboken Cove LLC, a New Jersey limited liability company.
73.Hoboken Land I LLC, a Delaware limited liability company.
74.HSRE-Toll II, LLC, a Delaware limited liability company.
75.Idaho TradeUp LLC, an Idaho limited liability company.
76.Jacksonville TBI Realty, LLC, a Florida limited liability company.
77.Liseter Land Company LLC, a Pennsylvania limited liability company.
78.Liseter, LLC, a Delaware limited liability company.
79.LL Parcel E, LLC, a New York limited liability company.
80.LL Parcel I Holdings LLC, a Delaware limited liability company.
81.LL Parcel I, LLC, a New York limited liability company.
82.Long Meadows TBI, LLC, a Maryland limited liability company.
83.Mizner Realty, L.L.C., a Florida limited liability company.
84.Morgan Street JV LLC, a Delaware limited liability company.
85.Naples TBI Realty, LLC, a Florida limited liability company.
86.Northville Lake Village Apartments Limited Liability Company, a Michigan limited liability company.
87.Orlando TBI Realty LLC, a Florida limited liability company.
88.Peachtree Kinetic Holdings LLC, a Delaware limited liability company.
89.Peachtree Kinetic Owner LLC, a Delaware limited liability company.
90.Placentia Development Company, LLC, a California limited liability company.
91.Plum Canyon Master LLC, a Delaware limited liability company.
92.Port Imperial Parcel H, LLC, a Delaware limited liability company.
93.PRD Investors, LLC, a Delaware limited liability company.
94.PT Maxwell Holdings, LLC, a New Jersey limited liability company.
95.P.T. Maxwell, L.L.C., a New Jersey limited liability company.
96. QOF IA, LLC, a Delaware limited liability company.
97. QOF II, LLC, a Delaware limited liability company.
98. QOF III, LLC, a Delaware limited liability company.
99.QOF IV, LLC, a Delaware limited liability company.
100.QOF V, LLC, a Delaware limited liability company.
101.QOF VI, LLC, a Delaware limited liability company.
102.QOZB VI, LLC, a Delaware limited liability company.
103.Rancho Costera LLC, a Delaware limited liability company.
104.Redondo Beach 1 Inv, LLC, a Delaware limited liability company.
105.Regency at Denville, LLC, a New Jersey limited liability company.
106.Regency at Dominion Valley LLC, a Virginia limited liability company.
107.Regency at Washington I LLC, a New Jersey limited liability company.

108.Regency at Washington II LLC, a New Jersey limited liability company.
109.Regency at Waterside LLC, a Pennsylvania limited liability company.
110.Reynoldstown Company LLC, a Delaware limited liability company.
111.Ridge at Alta Vista Investments I LLC, a Texas limited liability company.
112.Ridge at Alta Vista Investments II LLC, a Texas limited liability company.
113.Ridge Residential LLC, a Delaware limited liability company.
114.Scituate Residential LLC, a Delaware limited liability company.
115.Shapell Hold Properties No. 1, LLC, a Delaware limited liability company.
116.Shapell Land Company, LLC, a Delaware limited liability company.
117.Snowmass Club I LLC, a Colorado limited liability company.
118.Snowmass Club II LLC, a Colorado limited liability company.
119.SRLP II LLC, a Virginia limited liability company.
120.Sterling Grove Country Club LLC, an Arizona limited liability company.
121.Tampa TBI Realty LLC, a Florida limited liability company.
122.TB 19th Happy Valley LLC, a Delaware limited liability company.
123.TB 528 Boylston LLC, a Delaware limited liability company.
124.TB 4200 S. Tryon LLC, a Delaware limited liability company.
125.TB Airedale LLC, a Delaware limited liability company.
126.TB Angeline LLC, a Delaware limited liability company.
127.TB Ardmore LLC, a Delaware limited liability company.
128.TB Barbee Chapel LLC, a Delaware limited liability company.
129.TB Canoga LLC, a Delaware limited liability company.
130.TB Chandler I LLC, a Delaware limited liability company.
131.TBCH LLC, a New York limited liability company.
132.TB Columbia Pike LLC, a Delaware limited liability company.
133.TB Dana Point LLC, a Delaware limited liability company.
134.TB Federal LLC, a Delaware limited liability company.
135.TB Fidelity Lane LLC, a Delaware limited liability company.
136.TB Frisco Square LLC, a Delaware limited liability company.
137.TB Golden Rd LLC, a Delaware limited liability company.
138.TB Grace LLC, a Delaware limited liability company.
139.TB Germantown LLC, a Delaware limited liability company.
140.TB Harden Rd LLC, a Delaware limited liability company.
141.TBH Radnor LLC, a Delaware limited liability company.
142.TB Irish LLC, a Delaware limited liability company.
143.TBI Insurance Agency LLC, a Delaware limited liability company.
144.TB Kent Partners LLC, a Delaware limited liability company.
145.TB Knights LLC, a Delaware limited liability company.
146.TB Love Drive LLC, a Delaware limited liability company.
147.TB Maple Ave LLC, a Delaware limited liability company.
148.TB Midnight Rodeo LLC, a Delaware limited liability company.
149.TB Miller Plaza LLC, a Delaware limited liability company.
150.TB Piedmont Park LLC, a Delaware limited liability company.
151.TB Point Two Welborn LLC, a Delaware limited liability company.
152.TB Port Liberte LLC, a Delaware limited liability company.
153.TB Public Ledger LLC, a Delaware limited liability company.
154.TB Realty Idaho LLC, an Idaho limited liability company.
155.TB Realty Las Vegas LLC, a Nevada limited liability company.
156.TB Realty North Carolina LLC, a North Carolina limited liability company.
157.TB Realty Reno LLC, a Nevada limited liability company.
158.TB Realty Utah LLC, a Utah limited liability company.
159.TB Roy St. LLC, a Delaware limited liability company.
160.TB Summit LLC, a Delaware limited liability company.

161.TB Tampa Heights LLC, a Delaware limited liability company.
162.TB Tigers LLC, a Delaware limited liability company.
163.TB Valley View 1 LLC, a Delaware limited liability company.
164.TB Valley View 4 LLC, a Delaware limited liability company.
165.TB Van Buren LLC, a Delaware limited liability company.
166.TB Warm Springs LLC, a California limited liability company.
167.TB West Commerce LLC, a Delaware limited liability company.
168.TB West Peachtree LLC, a Delaware limited liability company.
169.TB White Plains Apartments LLC, a Delaware limited liability company.
170.TB Wolfpack LLC, a Delaware limited liability company.
171.The Regency Golf Club I LLC, a Virginia limited liability company.
172.The Regency Golf Club II LLC, a Virginia limited liability company.
173.TL Oil & Gas LLC, a Texas limited liability company.
174.Toll 7th Terrace LLC, a Delaware limited liability company.
175.Toll Amalyn LLC, a Delaware limited liability company.
176.Toll Apartments Construction Management LLC, a Delaware limited liability company.
177.Toll Apartments Development LLC, a Delaware limited liability company.
178.Toll Apartments GP, LLC, a Delaware limited liability company.
179.Toll Apartments Management LLC, a Delaware limited liability company.
180.Toll Asbury Park III LLC, a New Jersey limited liability company.
181.Toll Asbury Park IV LLC, a New Jersey limited liability company.
182.Toll Asbury Park Urban Renewal LLC, a New Jersey limited liability company.
183.Toll Aster CA LLC, a California limited liability company.
184.Toll Austin TX LLC, a Texas limited liability company.
185.Toll Austin TX II LLC, a Texas limited liability company.
186.Toll Austin TX III LLC, a Texas limited liability company.
187.Toll BBC LLC, a Texas limited liability company.
188.Toll BBC II LLC, a Texas limited liability company.
189.Toll BCCC, LLC, an Illinois limited liability company.
190.Toll-Belpointe LLC, a Delaware limited liability company.
191.Toll Broad Street LLC, a Pennsylvania limited liability company.
192.Toll Brothers Barrow Street LLC, a New York limited liability company.
193.Toll Brothers Fort Monmouth LLC, a New Jersey limited liability company.
194.Toll Byline LLC, a Delaware limited liability company.
195.Toll CA I LLC, a California limited liability company.
196.Toll CA III LLC, a California limited liability company.
197.Toll CA Note II LLC, a California limited liability company.
198.Toll Canter Square Rentals LLC, a New Jersey limited liability company.
199.Toll CO I LLC, a Colorado limited liability company.
200.Toll College Park LLC, a Maryland limited liability company.
201.Toll Commerce LLC, a Delaware limited liability company.
202.Toll Corners LLC, a Delaware limited liability company.
203.Toll Cypress LLC, a Texas limited liability company.
204.Toll Dallas TX LLC, a Texas limited liability company.
205.Toll Damonte LLC, a Nevada limited liability company.
206.Toll DC IV LLC, a District of Columbia limited liability company.
207.Toll DC Development LLC, a Delaware limited liability company.
208.Toll DC Holdings LLC, a Delaware limited liability company.
209.Toll DC Management LLC, a Delaware limited liability company.
210.Toll-Dublin, LLC, a California limited liability company.
211.Toll East 23rd Street LLC, a Delaware limited liability company.
212.Toll E. 33rd Street LLC, a Delaware limited liability company.
213.Toll EB, LLC, a Delaware limited liability company.

214.Toll Eldorado LLC, a Delaware limited liability company.
215.Toll Ennis LLC, a Delaware limited liability company.
216.Toll Equipment, L.L.C., a Delaware limited liability company.
217.Toll Estrella LLC, a Delaware limited liability company.
218.Toll Etiwanda LLC, a California limited liability company.
219.Toll First Avenue LLC, a New York limited liability company.
220.Toll FL I, LLC, a Florida limited liability company.
221.Toll FL II LLC, a Florida limited liability company.
222.Toll FL III LLC, a Florida limited liability company.
223.Toll FL IV LLC, a Florida limited liability company.
224.Toll FL V LLC, a Florida limited liability company.
225.Toll Frisco IV LLC, a Delaware limited liability company.
226.Toll Fulshear LLC, a Delaware limited liability company.
227.Toll GC LLC, a New York limited liability company.
228.Toll GC II LLC, a New York limited liability company.
229.Toll Gibraltar I LLC, a Pennsylvania limited liability company.
230.Toll Gibraltar II LLC, a Pennsylvania limited liability company.
231.Toll Glastonbury LLC, a Connecticut limited liability company.
232.Toll Hamilton LLC, a New Jersey limited liability company.
233.Toll Hatcher LLC, a Delaware limited liability company.
234.Toll HBL LLC, a Texas limited liability company.
235.Toll Henderson LLC, a Nevada limited liability company.
236.Toll Henderson II LLC, a Nevada limited liability company.
237.Toll Hilardes LLC, a California limited liability company.
238.Toll Hoboken LLC, a Delaware limited liability company.
239.Toll Holmdel Urban Renewal LLC, a New Jersey limited liability company.
240.Toll House Hahl LLC, a Texas limited liability company.
241.Toll Houston Land LLC, a Texas limited liability company.
242.Toll Houston TX LLC, a Texas limited liability company.
243.Toll Huntington LLC, a Delaware limited liability company.
244.Toll ID I LLC, an Idaho limited liability company.
245.Toll IN LLC, an Indiana limited liability company.
246.Toll Inspirada LLC, a Nevada limited liability company.
247.Toll Jupiter LLC, a Florida limited liability company.
248.Toll Lakes at Creekside GP LLC, a Texas limited liability company.
249.Toll Land VII LLC, a New York limited liability company.
250.Toll Landscape, L.L.C., a Delaware limited liability company.
251.Toll Landscape II, L.L.C., a Delaware limited liability company.
252.Toll Landscape NY LLC, a New York limited liability company.
253.Toll Lexington LLC, a New York limited liability company.
254.Toll Lexington GC LLC, a New York limited liability company.
255.Toll MA I LLC, a Massachusetts limited liability company.
256.Toll MA II LLC, a Massachusetts limited liability company.
257.Toll MA III LLC, a Massachusetts limited liability company.
258.Toll MA IV LLC, a Massachusetts limited liability company.
259.Toll MA Development LLC, a Massachusetts limited liability company.
260.Toll Madison LLC, a New Jersey limited liability company.
261.Toll MA Holdings LLC, a Delaware limited liability company.
262.Toll MA Land II GP LLC, a Delaware limited liability company.
263.Toll MA Management LLC, a Massachusetts limited liability company.
264.Toll Matawan LLC, a New Jersey limited liability company.
265.Toll Manorhaven LLC, a New York limited liability company.
266.Toll Maxwell LLC, a New Jersey limited liability company.

267.Toll MD I, L.L.C., a Maryland limited liability company.
268.Toll MD II LLC, a Maryland limited liability company.
269.Toll MD III LLC, a Maryland limited liability company.
270.Toll MD IV LLC, a Maryland limited liability company.
271.Toll MD Realty LLC, a Maryland limited liability company.
272.Toll Medway Apartments Holdings GP LLC, a Delaware limited liability company.
273.Toll Member 50th Street LLC, a Delaware limited liability company.
274.Toll Mid-Atlantic II LLC, a Delaware limited liability company.
275.Toll Midwest LLC, a Delaware limited liability company.
276.Toll Milano LLC, a Delaware limited liability company.
277.Toll Moonlite LLC, a California limited liability company.
278.Toll Morgan Street LLC, a Delaware limited liability company.
279.Toll Navona LLC, a Delaware limited liability company.
280.Toll NC I LLC, a North Carolina limited liability company.
281.Toll NC IV LLC, a North Carolina limited liability company.
282.Toll NC Note LLC, a North Carolina limited liability company.
283.Toll NC Note II LLC, a North Carolina limited liability company.
284.Toll Needham LLC, a Delaware limited liability company.
285.Toll NJ I, L.L.C., a New Jersey limited liability company.
286.Toll NJ II, L.L.C., a New Jersey limited liability company.
287.Toll NJ III, LLC, a New Jersey limited liability company.
288.Toll NJ IV LLC, a New Jersey limited liability company.
289.Toll NJ Apartments Management LLC, a New Jersey limited liability company.
290.Toll Northeast II LLC, a Delaware limited liability company.
291.Toll Northeast VIII LLC, a Delaware limited liability company.
292.Toll North LV LLC, a Nevada limited liability company.
293.Toll North Reno LLC, a Nevada limited liability company.
294.Toll NV GP I LLC, a Nevada limited liability company.
295.Toll NV Holdings LLC, a Nevada limited liability company.
296.Toll NY II LLC, a New York limited liability company.
297.Toll Oak Creek Golf LLC, a Maryland limited liability company.
298.Toll Orange Terrace LLC, a Delaware limited liability company.
299.Toll Parcel F Urban Renewal LLC, a New Jersey limited liability company.
300.Toll Parcel H Urban Renewal LLC, a New Jersey limited liability company.
301.Toll Paramus LLC, a New Jersey limited liability company.
302.Toll Park Avenue South LLC, a Delaware limited liability company.
303.Toll Parkland GSC LLC, a Florida limited liability company.
304.Toll Parkland LLC, a Florida limited liability company.
305.Toll PA Twin Lakes LLC, a Pennsylvania limited liability company.
306.Toll Plaza, LLC, a Pennsylvania limited liability company.
307.Toll Plymouth LLC, a Pennsylvania limited liability company.
308.Toll Port Imperial LLC, a New Jersey limited liability company.
309.Toll Potomac Yard LLC, a Virginia limited liability company.
310.Toll Prasada LLC, an Arizona limited liability company.
311.Toll Provost Square I LLC, a Delaware limited liability company.
312.Toll Remy LLC, a Delaware limited liability company.
313.Toll Revera LLC, a Delaware limited liability company.
314.Toll Rivercrest LLC, a Delaware limited liability company.
315.Toll Rogers LLC, a Texas limited liability company.
316.Toll San Antonio TX LLC, a Texas limited liability company.
317.Toll Sea Bright Urban Renewal LLC, a New Jersey limited liability company.
318.Toll Sienna Member LLC, a Texas limited liability company.
319.Toll Southeast II LLC, a Delaware limited liability company.

320.Toll Southeast FL LLC, a Delaware limited liability company.
321.Toll South LV LLC, a Nevada limited liability company.
322.Toll South Reno LLC, a Nevada limited liability company.
323.Toll Southwest LLC, a Delaware limited liability company.
324.Toll Southwest II LLC, a Delaware limited liability company.
325.Toll Sparks LLC, a Nevada limited liability company.
326.Toll SW Holding LLC, a Nevada limited liability company.
327.Toll Sutton Member Holdings LLC, a New York limited liability company.
328.Toll Technology Investments, L.L.C., a Delaware limited liability company.
329.Toll TS Venture I Member LLC, a Delaware limited liability company.
330.Toll TX Note LLC, a Texas limited liability company.
331.Toll Union Place GP LLC, a Delaware limited liability company.
332.Toll VA III L.L.C., a Virginia limited liability company.
333.Toll Van Wyck, LLC, a New York limited liability company.
334.Toll Vanderbilt II LLC, a Rhode Island limited liability company.
335.Toll Warren Urban Renewal LLC, a New Jersey limited liability company.
336.Toll Warren 25 Urban Renewal LLC, a New Jersey limited liability company.
337.Toll Washington Square GP LLC, a Delaware limited liability company.
338.Toll WBLH Member LLC, a Maryland limited liability company.
339.Toll West Coast LLC, a Delaware limited liability company.
340.Toll West Coast II LLC, a Delaware limited liability company.
341.Toll Wheeler LLC, a Delaware limited liability company.
342.Toll WR2 LLC, a Delaware limited liability company.
343.Tysons West Block C, LLC, a Delaware limited liability company.
344.Upper K Investors, LLC, a Delaware limited liability company.
345.Upper K-Shapell, LLC, a Delaware limited liability company.
346.Vanderbilt Capital LLC, a Rhode Island limited liability company.
347.Van Wyck Residential I LLC, a New York limited liability company.
348.Van Wyck Residential II LLC, a New York limited liability company.
349.West Chester Partners Apartments LLC, a Pennsylvania limited liability company.
350.Westminster Escrow Company LLC, an Idaho limited liability company.
351.Westminster Title Agency, LLC, a Maryland limited liability company.
352.WR Parcel L LLC, a Delaware limited liability company.
353.Byline Property Owner LLC, a Delaware limited liability company (owned 100% by Byline Investors LLC)
354.Byline Investors LLC, a Delaware limited liability company (owned 100% by TB-CBR Byline Venture LLC)
355.TB-CBR Byline Venture LLC, a Delaware limited liability company (owned 75% by Toll Byline LLC)
356.Huntington GP Holdco LLC, a Delaware limited liability company (owned 98.11% by Toll Huntington LLC)
357.TB-CC II 7th Terrace LLC, a Delaware limited liability company (owned 71% by Toll 7th Terrace LLC)
358.TB-CCF Commerce LLC, a Delaware limited liability company (owned 85% by Toll Commerce LLC)
359.TB-CDG Orange Terrace, LLC, a Delaware limited liability company (owned 86.7% by Toll Orange Terrace LLC)
360.TB Milano Apartments LLC, a Delaware limited liability company (owned 100% by TB Milano Holdings LLC)
361.TB Milano Holdings LLC, a Delaware limited liability company (owned 100% by TB-MBPA Milano LLC)
362.TB-MBPA Milano LLC, a Delaware limited liability company (owned 97.7% by Toll Milano LLC)